                                                                    Exhibit 99.2

Reference in this offering memorandum to "we," "us," "our" and "NPC" refer to Nevada Power Company, unless the context indicates otherwise.


                             ......................




                 SELECTED SUMMARY FINANCIAL AND OPERATING DATA

       The following table summarizes our historical financial and operating data. You should read this table in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our financial statements and related notes contained herein. The summary financial data as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 have been derived from our audited financial statements contained or incorporated by referenced in this offering memorandum. The summary financial data as of June 30, 2003 and for the six-month periods ended June 30, 2003 and 2002 have been derived from our unaudited interim financial statements included in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003. The summary financial data for the twelve month period ended June 30, 2003 have been derived from the summary data for the year ended December 31, 2002 and the summary financial data for the six months ended June 30, 2003 and 2002. Interim results for the six months ended June 30, 2003 are not necessarily indicative of results that can be expected in future periods. The information under "Operating Data" below is not directly derived from our financial statements, but have been presented to provide additional data for your analysis.

                                                                             SIX MONTHS ENDED
                                        YEAR ENDED DECEMBER 31,                  JUNE 30,           TWELVE MONTHS
                                ---------------------------------------   -----------------------   ENDED JUNE 30,
                                   2000          2001          2002          2002         2003           2003
                                -----------   -----------   -----------   ----------   ----------   --------------
                                                  (DOLLARS IN THOUSANDS, EXCEPT OPERATING DATA)
INCOME STATEMENT DATA:
Operating Revenues:
    Electric..................  $ 1,326,192   $ 3,025,103   $ 1,901,034   $  833,331   $  757,164     $1,824,867
Operating Income (Loss).......       74,182       144,364      (104,003)    (230,597)      27,897        154,491
                                -----------   -----------   -----------   ----------   ----------     ----------
Net Income (Loss).............  $    (7,928)  $    63,405   $  (235,070)  $ (295,329)  $  (37,438)    $   22,821
                                -----------   -----------   -----------   ----------   ----------     ----------
OTHER FINANCIAL DATA:
Capital Expenditures..........      196,636       196,896       250,441      116,106      106,986        241,321
Interest Expense..............       70,390        92,677       116,869       51,875       69,447        134,441
Net Cash Flows from Operating
  Activities..................      113,711      (757,402)      253,757      101,437       28,190        180,510
Net Cash from Investing
  Activities..................     (196,636)     (197,011)     (252,680)    (117,048)    (120,720)      (256,352)
Net Cash from Financing
  Activities..................      126,540       919,060        85,427       66,983       18,639         37,083
BALANCE SHEET DATA (END OF
  PERIOD):
Cash and Cash Equivalents.....  $    43,858   $     8,505   $    95,009   $   59,877   $   21,118     $   21,118
Utility Plant(1)..............    2,462,962     2,562,351     2,697,995    2,630,280    2,760,664      2,760,664
Short-Term Borrowings.........      100,000       130,500            --      200,000       20,000         20,000
Long-Term Obligations
  (Including Current
  Maturities).................    1,180,694     1,627,347     1,843,274    1,624,824    1,841,913      1,841,913
Total Debt....................    1,280,694     1,757,847     1,843,274    1,824,824    1,861,913      1,861,913
Preferred Trust Securities....      188,872       188,872       188,872      188,872      188,872        188,872
Common Shareholders' Equity...      887,737     1,393,583     1,149,131    1,098,149    1,111,823      1,111,823
Total Capitalization(2).......    2,357,303     3,340,302     3,181,277    3,111,845    3,162,608      3,162,608

                                                                             SIX MONTHS ENDED
                                        YEAR ENDED DECEMBER 31,                  JUNE 30,           TWELVE MONTHS
                                ---------------------------------------   -----------------------   ENDED JUNE 30,
                                   2000          2001          2002          2002         2003           2003
                                -----------   -----------   -----------   ----------   ----------   --------------
                                                  (DOLLARS IN THOUSANDS, EXCEPT OPERATING DATA)
OPERATING DATA:
Number of Retail Customers:
  Residential.................      526,899       552,276       573,956      562,645      593,522        593,522
  Commercial..................       69,536        72,606        75,091       73,694       77,847         77,847
  Industrial..................        1,144         1,219         1,242        1,220        1,285          1,285
  Other.......................           64            68            67           67           71             71
                                -----------   -----------   -----------   ----------   ----------     ----------
    Total Retail Customers....      597,643       626,169       650,356      637,626      672,725        672,725
                                -----------   -----------   -----------   ----------   ----------     ----------
Annual Load Factor............         49.3%         49.0%         49.0%          --           --             --
Peak Load (MW)(3).............        4,325         4,412         4,617        4,082        4,301          4,617
Total Retail Sales (MWh)......   16,363,000    16,799,000    17,197,000    7,885,000    7,888,000     17,200,000
Average Retail Revenue per
  MWh.........................  $     63.99   $     83.06   $     89.63   $    86.51   $    85.03     $    88.92
Purchased Power (MWh).........    9,659,118    19,268,305    12,908,000    5,782,000    5,529,000     12,655,000
Average Cost per MWh of
  Purchased Power(4)..........  $     69.51   $    157.06   $     78.46   $    74.89   $    57.70     $    71.02
Company Generated Power
  (MWh).......................   10,744,466     9,899,195    10,147,000    4,656,000    3,919,000      9,410,000
Average Fuel Cost per MWh of
  Generated Power.............  $     27.25   $     44.64   $     30.48   $    33.76   $    30.57     $    28.89

------------

(1) Amounts include plant in service and construction work in progress, less accumulated provision for depreciation.

(2) Amounts include total debt, preferred trust securities and common shareholder's equity.

(3) Nevada Power's peak load through June 30, 2003 occurred on July 12, 2002. Nevada Power has subsequently reported a new peak load on July 22, 2003 of 4,808 MWs.

(4) Average costs per MWh for the years ended December 31, 2002 and the six months ended June 30, 2002 exclude contract termination costs of approximately $229 million.

                         SELECTED FINANCIAL INFORMATION

       The following table summarizes our selected historical financial data, which you should read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our financial statements and related notes contained herein, which should be read in their entirety. Our obligations under the notes will not be guaranteed by Sierra Pacific Resources, Sierra Pacific Power Company or any other entity. The selected financial data have been derived from our financial statements. The unaudited interim period selected financial data, in our opinion, reflect all adjustments necessary to present fairly the data for such periods. Interim results for the six months ended June 30, 2003 are not necessarily indicative of results that can be expected in future periods.

                                                                                               SIX MONTHS ENDED
                                              YEAR ENDED DECEMBER 31,                              JUNE 30,
                           --------------------------------------------------------------   -----------------------
                              1998         1999         2000         2001         2002         2002         2003
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                                            (DOLLARS IN THOUSANDS)
INCOME STATEMENT DATA:
Operating Revenues:
  Electric...............  $  873,682   $  977,262   $1,326,192   $3,025,103   $1,901,034   $  833,331   $  757,164
Operating Expenses:
  Operation:
    Purchased Power......     283,838      293,600      671,396    3,026,336    1,241,783      661,992      319,029
    Fuel for Power
      Generation.........     149,804      154,546      292,787      441,900      309,293      157,196      119,804
    Deferred Energy Costs
      Disallowed.........          --           --           --           --      434,123      434,123       45,964
    Deferral of Energy
      Costs -- net.......     (29,680)      97,238       16,719     (937,322)    (179,182)    (194,835)      84,227
    Other................     134,652      141,041      139,723      169,442      167,768       77,270       92,215
  Maintenance............      49,082       50,805       34,057       45,136       41,200       23,526       29,187
  Depreciation and
    Amortization.........      73,562       80,644       85,989       93,101       98,198       47,949       52,621
  Taxes:
    Income Taxes.........      42,949       19,943      (12,162)      17,775     (133,411)    (156,480)     (26,822)
    Other than Income....      22,198       22,462       23,501       24,371       25,265       13,187       13,042
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                              726,405      860,279    1,252,010    2,880,739    2,005,037    1,063,928      729,267
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Operating Income
  (Loss).................     147,277      116,983       74,182      144,364     (104,003)    (230,597)      27,897
Other Income (Expense):
  Allowance for Other
    Funds Used During
    Construction.........       8,944        3,713        2,456         (382)        (153)         501        1,641
  Other Income
    (Expense) -- net.....      (4,602)      (1,824)         996       27,272        1,127       (5,772)      10,057
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                4,342        1,889        3,452       26,890          974       (5,271)      11,698
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total Income Before
  Interest Charges.......     151,619      118,872       77,634      171,254     (103,029)    (235,868)      39,595
Interest Charges:
  Long-Term Debt.........      56,995       64,454       64,513       81,599       98,886       46,954       59,029
  Other..................       6,018        8,815       13,732       13,219       21,395        6,882       11,994
  Allowance for Borrowed
    Funds Used During
    Construction and
    Capitalized
    Interest.............      (6,080)      (8,356)      (7,855)      (2,141)      (3,412)      (1,961)      (1,576)
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                               56,933       64,913       70,390       92,677      116,869       51,875       69,447
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------

                                                                                               SIX MONTHS ENDED
                                              YEAR ENDED DECEMBER 31,                              JUNE 30,
                           --------------------------------------------------------------   -----------------------
                              1998         1999         2000         2001         2002         2002         2003
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                                            (DOLLARS IN THOUSANDS)
Income (Loss) Before NPC
  Obligated Mandatorily
  Redeemable Preferred
  Trust Securities.......      94,686       53,959        7,244       78,577     (219,898)    (287,743)     (29,852)
    Obligated Mandatorily
      Redeemable
      Preferred Trust
      Securities.........     (11,013)     (15,172)     (15,172)     (15,172)     (15,172)      (7,586)      (7,586)
Income (Loss) Before
  Preferred Stock
  Dividends..............      83,673       38,787       (7,928)      63,405     (235,070)    (295,329)     (37,438)
  Preferred Stock
    Dividend
    Requirements.........        (174)         (95)          --           --           --           --           --
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Income (Loss)........  $   83,499   $   38,692   $   (7,928)  $   63,405   $ (235,070)  $ (295,329)  $  (37,438)
                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
RATIO OF EARNINGS TO
  FIXED CHARGES(1)(2)....       2.51x        1.53x           --        1.82x           --           --           --
BALANCE SHEET DATA (END OF PERIOD):
Cash and Cash
  Equivalents............  $    1,770   $      243   $   43,858   $    8,505   $   95,009   $   59,877   $   21,118
Utility Plant(3).........   2,199,886    2,352,641    2,462,962    2,562,351    2,697,995    2,630,280    2,760,664
Short-Term Borrowings....     105,000      182,000      100,000      130,500            0      200,000       20,000
Long-Term Obligations
  (Including Current
  Maturities)............     950,607    1,020,846    1,180,694    1,627,347    1,843,274    1,624,824    1,841,913
Total Debt...............   1,055,607    1,202,846    1,280,694    1,757,847    1,843,274    1,824,824    1,861,913
Preferred Stock..........       3,265           --           --           --           --           --           --
Preferred Trust
  Securities.............     188,872      188,872      188,872      188,872      188,872      188,872      188,872
Common Shareholders'
  Equity.................     864,036      822,973      887,737    1,393,583    1,149,131    1,098,149    1,111,823
Total
  Capitalization(4)......   2,111,780    2,214,691    2,357,303    3,340,302    3,181,277    3,111,845    3,162,608

------------

(1) For the purpose of calculating the ratio of earnings to fixed charges, "Fixed Charges" represent the aggregate of interest charges on short-term and long-term debt distributions on preferred securities, allowance for funds used during construction, capitalized interest and the portion of interest expense deemed attributable to interest. "Earnings" represent the income (or loss) from continuing operations before income taxes, plus fixed charges.

(2) For the six months ended June 30, 2002 and 2003, earnings were insufficient to cover fixed charges by $456,313 and $60,643, respectively. For the year ended December 31, 2000 and December 31, 2002, earnings were insufficient to cover fixed charges by $25,169 and $370,266, respectively.

(3) Amounts include plant in service and construction work in progress, less accumulated provision for depreciation.

(4) Amounts include total debt, preferred trust securities, accumulated other comprehensive income and common shareholders' equity.